Exhibit 10.15

LICENSE AGREEMENT

between

MEDIMMUNE, LLC

and

VIELA BIO, INC.

Dated as of February 23, 2018

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i

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TABLE OF CONTENTS

(continued)

		Page

7.8.	Amendment	12
7.9.	Severability	12
7.10.	English Language	12
7.11.	Counterparts	12
7.12.	Entire Agreement	12
7.13.	Construction	13

ii

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LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made and entered into as of February 23, 2018 (the “Effective Date”) by and between MedImmune, LLC, a Delaware corporation (and a member of the AstraZeneca group of companies) (“MedImmune”) and Viela Bio, Inc., a Delaware corporation (“Spinco”). MedImmune and Spinco are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, MedImmune, MedImmune Limited and AstraZeneca Collaboration Ventures, LLC has agreed to sell, or to procure the sale, to Spinco, of certain assets relating to certain products and programs aimed at treating inflammation and autoimmune disorders, including specified Patents and Know-How relating exclusively to such products or programs, on the terms and subject to the conditions set forth in that certain Asset Purchase Agreement dated February 23, 2018 (the “APA”);

WHEREAS, MedImmune or its applicable Affiliate is willing to license certain other Patents and Know-How of MedImmune or its applicable Affiliate relating (but not exclusively) to the Products (each as defined in the APA) and Spinco is willing to receive such license on the terms of this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1.    Definitions in this Agreement. Unless otherwise specifically provided herein, capitalized words and phrases used in this Agreement shall have the meaning ascribed to them in the APA. In addition, the following terms shall have the following meanings:

“4920 Patents” means the Patents listed in Schedule 1.

“Agreement” has the meaning set forth in the preamble hereto.

“Assignment” has the meaning set forth in Section 7.7.2.

“APA” has the meaning set forth in the Recitals.

“Effective Date” has the meaning set forth in the preamble hereto.

“Field” means all human uses and indications including the treatment, palliation, diagnosis, cure or prevention of any human disease, disorder or condition.

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“Exploit” means to develop, make, have made, use, manufacture, have manufactured, market, import, export, offer for sale and sell and “Exploiting” and “Exploitation” shall have corresponding meanings.

“Licensed Intellectual Property” means, with respect to the Products and Programs, any Patents and Know-How that (a) are owned or controlled by MedImmune or its Affiliates as at the Effective Date and (b) were used by MedImmune or its Affiliates in the Development of such Product, are specific to any of the Programs or Products prior to the Effective Date, or are necessary for the Exploitation of the Product or Programs by Spinco after the Effective Date, but excluding any and all (i) Assigned Intellectual Property, (ii) Excluded Manufacturing Know-How; and (iii) any Patents, Know-How or other intellectual property rights subject to the Assigned Contracts, the AMG Collaboration Agreement or the In-License Agreements.

“Licensed Know-How” means Know-How that is Licensed Intellectual Property.

“Major Market Country” means the United States, the United Kingdom, France, Germany, Italy, Spain and Japan.

“MedImmune” has the meaning set forth in the preamble hereto.

“MedImmune Internal R&D Tools” means biological materials, assays and other research and development tools that (a) are owned or controlled by MedImmune or its Affiliates as at the Effective Date, (b) were used by MedImmune to Develop a Product prior to the Effective Date and (c) may be useful for the continued Development of such Product. For clarity, (i) the biological materials listed in Schedule 2 are MedImmune Internal R&D Tools.

“MedImmune Shared R&D Tools” means biological materials, assays and other research and development tools that (a) are owned or controlled by MedImmune or its Affiliates as at the Effective Date, (b) were used by MedImmune to Develop a Product prior to the Effective Date and (c) are necessary for the continued Development of such Product. For clarity, (i) the biological materials listed in Schedule 3 are MedImmune Shared R&D Tools and (ii) the biological materials listed in Schedule 2 are not MedImmune Shared R&D Tools.

“Notice” has the meaning set forth in Section 7.4.1.

“Party” and “Parties” have the meanings set forth in the preamble hereto.

“Publication” has the meaning set forth in Section 3.3.

“Spinco” has the meaning set forth in the preamble hereto.

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ARTICLE 2

GRANT OF RIGHTS

2.1.    License Grant. Subject to the terms of this Agreement and the Transaction Agreements, MedImmune hereby grants to Spinco, with effect from the Effective Date, on a Product-by-Product basis, a perpetual and irrevocable (subject to Sections 6.2 and 6.3), sub-licensable (subject to Section 2.2) exclusive (to the extent that MedImmune or its Affiliate has exclusive rights, provided that the license with respect to research shall be non-exclusive), worldwide, royalty-free license under the Licensed Intellectual Property solely for the purpose of Exploiting such Product in the Field; provided that with respect to Products that are Licensed Products (as defined in the [***] [***] Term Sheet or, on execution, the [***] Agreement), the Field shall exclude the Kidney Field (as defined in the [***] Term Sheet or, on execution, the [***] Agreement). Notwithstanding the grant of the license in this Section 2.1 nothing shall prevent MedImmune or any of its Affiliates from carrying out its and/or its Affiliate’s obligations or exercising its right under or pursuant to this Agreement, any Transaction Agreement or the [***] Agreement or from Developing, commercializing or otherwise exploiting (i) anifrolumab in any disease area or (ii) any medicinal product (other than with respect to Products as expressly transferred under the APA) for the treatment, prevention or diagnosis of any diseases in the therapeutic areas of oncological, asthma, chronic obstructive pulmonary disease, diabetes, cardiovascular, idiopathic pulmonary fibrosis, chronic kidney disease and chronic kidney failure.

2.2.    Sublicensing. Spinco may grant sublicenses (and authorize the granting of sublicenses), through multiple tiers, under the license granted in Section 2.1 to Affiliates and Third Parties in connection with a license to Exploit the applicable Product; provided that Spinco shall require any such sublicensee to comply with the terms and conditions of this Agreement that are applicable to sublicensees and shall be liable for all and any acts and omissions of any such sub-licensee in connection with such sublicense, including in respect of any Third Party claim made against MedImmune or any of its Affiliates resulting from such acts or omissions.

2.3.    Access right. To the extent that Licensed Know-How is contained in Regulatory Materials and Documents that relate to the Products and Programs that are not included in the Acquired Assets and copies of such Licensed Know-How have not otherwise been made available to Spinco pursuant to the APA, MedImmune shall, upon Spinco’s request and in conjunction with the services provided pursuant to the Transition Services Agreement, promptly provide to Spinco electronic copies of such Licensed Know-How.

2.4.    MedImmune R&D Tools. During the period of [***] following the Effective Date, the Parties shall cooperate to identify the MedImmune Shared R&D Tools (to the extent not included on Schedule 3), and MedImmune shall provide Spinco with samples of such tools. The MedImmune Shared R&D Tools and any materials derived from such tools shall be deemed to be the Confidential Information of MedImmune. Spinco shall only use the MedImmune Shared R&D Tools for the purpose of Development of the applicable Product and shall only disclose and transfer them to Spinco’s sublicensees for the relevant Product to the extent useful or necessary for such sublicensee to Develop such Product in accordance with the terms of its sublicense; provided that such sublicensee is subject to obligations of non-disclosure and non-use at least as protective of the MedImmune Shared R&D Tools as those set out in this Agreement. Spinco shall have no direct access to the MedImmune Internal R&D Tools but MedImmune may use such tools in connection with the provision of services under the Development Services Agreement.

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2.5.    Excluded Manufacturing Know-How. For clarity, the license in Section 2.1 does not include any right or license for Spinco to access or use Excluded Manufacturing Know-How and Spinco’s rights and obligations with respect to Excluded Manufacturing Know-How shall be subject to the Clinical Supply Agreement and the Development Services Agreement.

2.6.    No Other Rights Granted by MedImmune. Except as expressly provided herein and without limiting the foregoing, MedImmune grants no other right or license to Spinco.

ARTICLE 3

CONFIDENTIALITY AND NON-DISCLOSURE

3.1.    Confidentiality. Section 7.2 of the APA is hereby incorporated by reference into this Agreement, mutatis mutandis.

3.2.    Licensed Know-How. The Licensed Know-How shall at all times remain the Confidential Information of MedImmune and shall only be used by Spinco as permitted for Spinco to exercise its rights and fulfill its obligations under this Agreement. Spinco, its Affiliates and sublicensees may only disclose the Licensed Know-How (a) to Regulatory Authorities to the extent necessary to obtain any Regulatory Approval for such Product provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information, (b) to sublicensees of the relevant Product to the extent useful or necessary for such sublicensee to Exploit the Product in accordance with the terms of its sublicense provided that such sublicensee is subject to obligations of non-disclosure and non-use at least as protective of the Licensed Know-How as those set out in this Agreement or (c) in Publications provided that Spinco has complied in full with the review procedures set forth in Section 3.3.

3.3.    Publications. Spinco acknowledges and agrees that it shall not disclose in any publication (including abstracts and manuscripts), public presentation or summaries of such publications or presentations any (a) Licensed Know-How or (b) any Know-How that is Assigned Intellectual Property where the authors of such publication or presentation (or the Know-How contained therein) as determined according to the International Committee of Medical Journal Editors’ criteria for authorship are at the time of the proposed publication employees of MedImmune (“Relevant Know-How”), in each case (a) and (b) unless Spinco has complied in full with the provisions of this Section 3.3. Spinco shall provide MedImmune with a copy of any proposed publication (including abstracts and manuscripts), public presentation or summary of such publication or presentation (each, a “Publication”) (as applicable) that discloses any Licensed Know-How or Relevant Know-How, at least [***] prior to Spinco’s submission of such Publication to a Third Party. MedImmune shall use reasonable endeavors to respond promptly to Spinco and shall in any event respond to Spinco within [***] after receipt of any proposed Publication as to whether: (a) MedImmune approves the submission of such Publication, (b) MedImmune wishes to remove any Confidential Information of MedImmune from such Publication or (c) MedImmune wishes to delay such Publication for a period of up to [***] to permit filings for patent protection and to otherwise address issues of Confidential Information or related competitive harm to the reasonable satisfaction of MedImmune. MedImmune may include in such notification any other reasonable comments with respect to such proposed Publication. If MedImmune has not provided such notification to Spinco within

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such [***] [***] period, Spinco shall be permitted to submit the proposed Publication in question. Spinco shall remove any Confidential Information of MedImmune notified to Spinco under clause (b) prior to submitting such Publication and shall delay such Publication for any period notified by MedImmune to Spinco under clause (c). In addition, Spinco shall in good faith take into account any such other reasonable comments notified by MedImmune.

ARTICLE 4

INTELLECTUAL PROPERTY

4.1.    Prosecution of the 4920 Patents. MedImmune shall have the right, but not the obligation, through counsel of its choice, to prepare, file, prosecute and maintain the 4920 Patents, including directing any related interference, re-issuance, re-examination and opposition proceedings with respect thereto. MedImmune shall (a) consult with Spinco as to the strategy for the prosecution of such preparation, filing, prosecution and maintenance, (b) solicit Spinco’s comments prior to any filing and consider in good faith any comments from Spinco with respect thereto, and (c) keep Spinco reasonably informed of any material steps taken, and at Spinco’s request and cost provide copies of all material documents or correspondence filed, in connection therewith in each Major Market Country. If MedImmune decides not to prepare, file, prosecute or maintain a 4920 Patent in a Major Market Country, MedImmune shall provide Spinco with written notice of such decision at least ninety (90) days prior to any applicable filing deadline and, Spinco shall thereupon have the right, but not the obligation in its sole discretion, to assume the control and direction of the preparation, filing, prosecution and maintenance of such 4920 Patent at Spinco’s sole cost and expense in such country.

4.2.    Enforcement of 4920 Patents. Each Party shall promptly report to the other Party any known or suspected infringement or unauthorized use of any 4920 Patent of which it becomes aware (the date of receipt of such notice by such other Party, the “Notice Date”) and shall provide the other Party with all evidence within its possession or control supporting such known or suspected infringement or unauthorized use. MedImmune shall have the first right, but not the obligation, to prosecute any infringement with respect to the 4920 Patents, including as a defense or counterclaim in connection with any action, at MedImmune’s sole cost and expense, using counsel of MedImmune’s choice. If MedImmune (i) notifies Spinco of its decision not to enforce a 4920 Patent within ninety (90) days of the Notice Date or (ii) fails to take action to enforce a 4920 Patent within ninety (90) days of the Notice Date, in each case of (i) or (ii) Spinco shall thereupon have the right, in its sole discretion, to assume the control and direction of the enforcement of such 4920 Patent the cost and expense in such country of which shall be borne solely by Spinco. If a Party is authorized to bring an enforcement action under this Section 4.2, but the Party is not recognized by the applicable court or other relevant body as having the requisite standing to pursue such action, then the other Party shall, at the enforcing Party’s request and expense, join as a party-plaintiff. Nothing in this Section 4.2 will be construed to limit Spinco’s rights to grant any sublicenses pursuant to Section 2.2.

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ARTICLE 5

INDEMNITY, LIMITATIONS AND INSURANCE

5.1.    Indemnification.

5.1.1.    Indemnification of MedImmune. Spinco shall reimburse, defend, indemnify and hold each AZ Indemnified Party harmless from and against any and all Losses arising from Third Party claims incurred, resulting or arising from (a) any breach of or failure to perform any covenant or agreement made by Spinco in this Agreement; (b) Exploitation of any Product by Spinco, its Affiliates or sublicensees; or (c) the gross negligence or willful misconduct of Spinco, its Affiliates or sublicensees, except in each case to the extent such Losses are subject to indemnification pursuant to Section 5.1.2(a)-(b) below.

5.1.2.    Indemnification of Spinco. MedImmune shall reimburse, defend, indemnify and hold each Spinco Indemnified Party harmless from and against any and all Losses arising from Third Party claims incurred, resulting or arising from (a) any breach of or failure to perform any covenant or agreement made by MedImmune in this Agreement; or (b) the gross negligence or willful misconduct of MedImmune, its Affiliates, or licensees, except in each case to the extent such Losses are subject to indemnification pursuant to Section 5.1.1 (a)-(c) above.

5.1.3.    Procedure. All indemnification claims made pursuant to this Section 5.1 shall be subject to the indemnification procedures set forth in Section 9.4 of the APA, mutatis mutandis.

5.2.    Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS A RESULT OF COMMON LAW FRAUD IN CONNECTION WITH MATTERS COVERED HEREIN OR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS HEREUNDER, AND EXCEPT WITH RESPECT TO ANY LIABILITY PURSUANT TO SECTION 5.1, NEITHER SPINCO NOR MEDIMMUNE SHALL BE LIABLE TO THE OTHER OR THEIR AFFILIATES, FOR ANY CLAIMS, DEMANDS OR SUITS FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR MULTIPLE DAMAGES, FOR LOSS OF PROFITS, REVENUE OR INCOME, DIMINUTION IN VALUE OR LOSS OF BUSINESS OPPORTUNITY (IN EACH CASE, WHETHER OR NOT FORESEEABLE AT THE EFFECTIVE DATE), OR FOR ANY DAMAGES CALCULATED BY REFERENCE TO A MULTIPLIER OF REVENUE, PROFITS, EBITDA OR SIMILAR METHODOLOGY, CONNECTED WITH OR RESULTING FROM ANY BREACH OF THIS AGREEMENT, OR ANY ACTIONS UNDERTAKEN IN CONNECTION WITH, OR RELATED HERETO, INCLUDING ANY SUCH DAMAGES WHICH ARE BASED UPON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND MISREPRESENTATION), BREACH OF WARRANTY, STRICT LIABILITY, STATUTE, OPERATION OF LAW OR ANY OTHER THEORY OF RECOVERY.

5.3.    Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN ANY TRANSACTION AGREEMENT, MEDIMMUNE EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE LICENSED INTELLECTUAL PROPERTY OR THIS AGREEMENT, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, OR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

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5.4.    Insurance. During the term of this Agreement and for a period of[***] [***] afterwards Spinco shall have and maintain such types and amounts of insurance covering its Exploitation of each Product as (i) is normal and customary in the pharmaceutical industry generally for parties similarly situated; (ii) would normally be insured against by a prudent businessman in connection with the risks associated with this Agreement; and (iii) is otherwise required by Applicable Law. Upon request by MedImmune, Spinco shall provide to MedImmune evidence of its insurance coverage.

ARTICLE 6

TERM AND TERMINATION

6.1.    Term and Expiration. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with Section 6.2, shall continue until the expiration, revocation, invalidation or abandonment of the last patent or patent application within the Licensed Patents, at which time the license granted to Spinco pursuant to Section 2.1 shall become nonexclusive and irrevocable.

6.2.    Termination.

6.2.1.    Termination for Breach. Either Party may terminate this Agreement immediately upon written notice if the other Party, its Affiliates or sublicensees materially breaches any term or condition of this Agreement and fail to remedy such breach within [***] after being given written notice thereof; provided that if such breach relates to one or more but not all Products, such termination shall be limited to the affected Product or Products. Notwithstanding the foregoing, if a Party disputes in good faith a breach alleged by the other Party pursuant to this Section 6.2.1 by written notice to such other Party within such [***] period, such other Party shall not have the right to terminate this Agreement unless it has been determined pursuant to Section 7.2 that this Agreement was materially breached, and such Party fails to comply with its obligations alleged to have been breached within [***] after such determination.

6.2.2.    Termination on Insolvency. Either Party may terminate this Agreement immediately upon written notice if the other Party (a) voluntarily declares or seeks protection under bankruptcy or insolvency laws, (b) has an involuntary petition in bankruptcy filed against it, which petition is not dismissed within [***] following it filing, (c) has its business placed in the hands of a receiver or trustee and the appointment of such receiver or trustee if not dissolved within [***], or if (d) ceases to exist as an active business.

6.2.3.    Termination for Patent Challenge. MedImmune may immediately terminate this Agreement with respect to any Patent within the Licensed Intellectual Property immediately upon written notice to Spinco if Spinco or its Affiliates or, subject to the last two sentences of this Section 6.2.3, its sublicensees knowingly, directly or indirectly, opposes or assists any Third Party in opposing the grant of such Patent, or disputes or knowingly, directly or indirectly, assists any Third Party in disputing, the validity or enforceability of such Patent or any of the claims thereof (each, a “Patent Challenge”); [***]

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[***]

6.2.4.    Spinco Termination Right. Spinco may terminate this Agreement in its entirety or with respect to any particular Product for any reason upon sixty (60) days prior written notice to MedImmune.

6.3.    Effects of Termination.

6.3.1.    On termination of this Agreement by MedImmune under Section 6.2.1 (breach by Spinco), Section 6.2.2 (insolvency of Spinco) or Section 6.2.3 (patent challenge) or by Spinco under Section 6.2.4 (termination at will), Spinco shall cease using the applicable Licensed Intellectual Property and the rights and licenses granted under Article 2 shall terminate.

6.3.2.    Upon termination of this Agreement by Spinco under Section 6.2.1 (breach by MedImmune) or Section 6.2.2 (insolvency of MedImmune), the licenses granted to Spinco in Article 2 shall survive such expiration or termination.

6.4.    Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly or by implication intended to come into or continue in force on termination or expiry of this Agreement, and [***] shall remain in full force and effect.

6.5.    Bankruptcy. All rights and licenses granted under or pursuant to this Agreement from MedImmune to Spinco are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any non-U.S. equivalent thereof, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. MedImmune agrees that Spinco, as exclusive licensee of certain rights and licenses under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any non-U.S. equivalent thereof (“Bankruptcy Laws”). MedImmune further agrees that, in the event of the commencement of a bankruptcy proceeding by or against MedImmune under the Bankruptcy Laws, Spinco shall have the right to retain any and all rights and licenses granted to it hereunder, to the maximum extent permitted by such Bankruptcy Laws (such as under Sections 365(n)(1) and 365(n)(2) of the U.S. Bankruptcy Code or any non-U.S. equivalent thereof) and be entitled to retain a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property unless MedImmune (or its bankruptcy trustee) elects to assume this Agreement and continue to perform all of its obligations under this Agreement.

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ARTICLE 7

MISCELLANEOUS

7.1.    Independent Contractor. The Parties and each of their respective Affiliates shall each be an independent contractor in the performance of its obligations hereunder.

7.2.    Governing Law, Jurisdiction, Venue and Service.

7.2.1.    Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, excluding any conflicts or choice of Law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

7.2.2.    Jurisdiction. The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial in connection with any litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

7.2.3.    Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

7.3.    Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 7.4.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

7.4.    Notices.

7.4.1.    Notice Requirements. All notices or other communications which are required or permitted hereunder (each, a “Notice”) shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by facsimile or email, addressed to the Parties at their respective addresses specified in Section 7.4.2 or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance

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herewith. All such notices and other communications required or permitted by this Agreement shall be deemed to have been duly given (a) if sent to a recipient at the proper address as determined pursuant to this Section 7.4.1 by registered or certified mail, return receipt requested, five calendar days after being deposited in the United States mail, postage prepaid; (b) if sent by Express Mail, Federal Express or similar reputable overnight delivery service that maintains records of receipt for next Business Day delivery, the next Business Day after being entrusted to such service, with delivery charges prepaid or charged to the sender’s account; (c) if sent by facsimile transmission or email, on the date of transmission with electronic confirmation of transmission; and (d) if delivered by hand, on the date of delivery.

7.4.2.	Address for Notice.

If to MedImmune, to:

MedImmune, LLC
950 Wind River Lane
Gaithersburg, MD 20878
Attention: General Counsel

With a copy (which shall not constitute notice) to:

[***]
[***]
[***]
[***]
[***]

If to Spinco, to:

Viela Bio, Inc.
1 Medimmune Way
Gaithersburg, MD 20878
Attention: Bing Yao

With a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
701 Pennsylvania Ave., NW, Suite 900
Washington, DC 20004
Attention: Christopher Jeffers

7.5.    No Benefit to Third Parties. The covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and, except for the rights of any indemnified Person under Article 5, they shall not be construed as conferring any rights on any other Persons.

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7.6.    Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available except as expressly set forth herein.

7.7.    Assignment.

7.7.1.    No Party may assign or transfer this Agreement or any rights or obligations hereunder, directly or indirectly (by operation of Law or otherwise), without the prior written approval of the other Party and any attempted assignment without such required approval shall be null, void and of no effect; provided, however, that (a) MedImmune may assign its rights, interests or obligations hereunder to an Affiliate of MedImmune or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement relates , in each case without Spinco’s prior written approval and (b) Spinco may assign its rights, interests, and obligations hereunder (in whole and not in part) to a wholly owned Affiliate of Spinco without MedImmune’s prior written approval. In addition, following the earlier to occur of (c) the consummation in full of the Milestone Closing (as defined in the Securities Purchase Agreement) and (d) the consummation of a Qualified IPO (as defined in the Restated Certificate (as defined in the Securities Purchase Agreement)), Spinco may assign its applicable rights, interests, and obligations hereunder related to one or more Programs to a Third Party without MedImmune’s prior written approval, so long as (i) such assignment shall be in connection with the divestment by Spinco of all or substantially all of the assets relating to such Program or Programs (whether by asset purchase or exclusive out-license), (ii) in connection therewith, Spinco also assigns to such Third Party its applicable rights, interests, and obligations under the other Transaction Agreements related to such Program or Programs, and (iii) proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s applicable rights and obligations set forth herein and therein. Furthermore, if Spinco or any of its successors or assigns (e) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (f) transfers, licenses or conveys all or substantially all of its rights and assets to any Person, then, and in each such case, Spinco may assign its rights, interests and obligations hereunder (in whole and not in part) to such Person without the prior written approval of MedImmune so long as in connection therewith Spinco (i) also assigns to such Person all of its applicable rights, interests, and obligations under the other Transaction Agreements, and (ii) ensures that proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s rights and obligations set forth in this Agreement. Notwithstanding anything to the contrary set forth herein, no assignment or succession pursuant to this Section 7.7.1 shall relieve the assigning Party or predecessor Party of its obligations hereunder. Upon any permitted assignment, the references in this Agreement to a Party shall also apply to any such assignee unless the context otherwise requires.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.7.2.    Notwithstanding the foregoing, in the event a Party assigns its rights or obligations under this Agreement or otherwise makes payments from a jurisdiction other than the jurisdiction in which such Party is organized (each, an “Assignment”), and immediately after such Assignment the amount of Tax required to be withheld on any payment pursuant to this Agreement is greater than the amount of such Tax that would have been required to have been withheld absent such Assignment, then such increased withholding tax shall be borne by the Party making such Assignment.

7.8.    Amendment. Except as expressly provided herein, this Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both Parties.

7.9.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

7.10.    English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

7.11.    Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

7.12.    Entire Agreement. This Agreement, together with the APA, the Transition Services Agreement (together with the Schedules and Exhibits expressly contemplated thereby and attached thereto), the Disclosure Schedules, the other Transaction Agreements and the other agreements, certificates and documents delivered in connection with the APA or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement between the Parties with respect to the transactions contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof. In the event of any inconsistency between any such Schedules and Exhibits and this Agreement, the terms of this Agreement shall govern. In the event of any inconsistency between this Agreement and the other Transaction Agreements, the APA shall control.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.13.    Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. Except where the context otherwise requires, wherever used, the singular includes the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense “and/or”. The table of contents and captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” or its variations as used herein does not limit the generality of any description preceding such term and shall be construed as “including, without limitation.” The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. Unless otherwise specified or where the context otherwise requires, (a) references in this Agreement to any Article, Section, Schedule or Exhibit are references to such Article, Section, Schedule or Exhibit of this Agreement, and references to this “Agreement” are references to this Agreement and all exhibits and schedules hereto; (b) references in any Section to any clause are references to such clause of such Section; (c) “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to a Person are also to its permitted successors and assigns; (e) references to a Law include any amendment or modification to such Law and any rules, regulations or legally binding guidelines issued thereunder, in each case, as in effect at the relevant time of reference thereto; (f) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto; (g) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (h) references to monetary amounts are denominated in United States Dollars; and (i) references to days (excluding Business Days) or months shall be deemed references to calendar days or months.

[Signature Page Follows.]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the Effective Date.

MedImmune, LLC	Viela Bio, Inc.

By: [***]	By: /s/ Zhengbin (Bing) Yao

Name: [***]	Name: Zhengbin (Bing) Yao

Title: [***]	Title: CEO

[Signature Page to License Agreement]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 1

4920 Patents

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Schedule 2

MedImmune Internal R&D Tools

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 3

MedImmune Shared R&D Tools

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.